UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TCP CAPITAL CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

TCP CAPITAL CORP.
2951 28th Street, Suite 1000
Santa Monica, California 90405

March      , 2015

Dear Stockholder:

You are cordially invited to attend the 2015 Annual Meeting of stockholders (the “Annual Meeting”) of TCP Capital Corp., a Delaware corporation (the “Company”) to be held on May 20, 2015, at 9:00 a.m., Pacific Time, at DoubleTree Suites, 1707 Fourth Street, Santa Monica, California 90401-3310. The notice of Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the Annual Meeting you will be asked to elect all five Directors to the Board of Directors of the Company and to consider and vote on a proposal to authorize the Company, with approval of its Board of Directors, to sell shares of the Company’s common stock at a price or prices below its then current net asset value per share in one or more offerings (during the next 12 months), subject to certain limitations set forth in the proxy statement (including, without limitation, that the number of shares sold on any given date does not exceed 25% of the Company’s then outstanding common stock immediately prior to such sale).

It is important that you be represented at the Annual Meeting. Please complete, sign, date and return your proxy card to us in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the Annual Meeting. If you prefer, you can authorize your proxy through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card. If you attend the Annual Meeting, you may revoke your proxy prior to its exercise and vote in person at the Annual Meeting. Your vote is very important to us. I urge you to submit your proxy as soon as possible.

If you have any questions about the proposals to be voted on, please call our solicitor, D.F. King & Co., Inc., at 1-866-387-7321.

Further, from time to time we may repurchase a portion of our common shares and are notifying you of this ability as required by applicable securities law.

Sincerely yours,

Howard M. Levkowitz
Director and Chief Executive Officer

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

TCP CAPITAL CORP.
2951 28th Street, Suite 1000
Santa Monica, California 90405
(310) 566-1003

NOTICE OF ANNUAL MEETING
TO BE HELD ON MAY 20, 2015

To the Stockholders of TCP Capital Corp.:

The 2015 Annual Meeting of stockholders (the “Annual Meeting”) of TCP Capital Corp., a Delaware corporation (the “Company”) will be held on May 20, 2015, at 9:00 a.m. Pacific Time, at DoubleTree Suites, 1707 Fourth Street, Santa Monica, California 90401-3310, for the following purposes:

1.	To elect all five Directors to the Board of Directors of the Company to serve until the 2016 Annual Meeting of stockholders of the Company, or until his successor is duly elected and qualifies;

2.	To consider and vote on a proposal to authorize the Company, with approval of its Board of Directors, to sell shares of the Company’s common stock (during the next 12 months) at a price or prices below its then current net asset value per share in one or more offerings, subject to certain limitations set forth in the proxy statement (including, without limitation, that the number of shares sold on any given date does not exceed 25% of the Company’s then outstanding common stock immediately prior to such sale); and

3.	To transact such other business as may properly come before the Annual Meeting and any adjournments, postponements or delays thereof.

You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on March 23, 2015. Please complete, sign, date and return your proxy card to us in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the Annual Meeting. If you prefer, you can authorize your proxy through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card. If you attend the meeting, you may revoke your proxy prior to its exercise and vote in person at the meeting. In the event that there are not sufficient stockholders present for a quorum or sufficient votes to approve a proposal at the time the Annual Meeting is convened, the Annual Meeting may be adjourned from time to time in order to permit further solicitation of proxies by the Company.

If you have any questions about the proposals to be voted on, please call our solicitor, D.F. King & Co., Inc., at 1-866-387-7321.

By Order of the Board of Directors,

Howard M. Levkowitz
Director and Chief Executive Officer
Santa Monica, California
March , 2015

This is an important meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the Proxy card in the enclosed, postage-prepaid envelope, or authorize a proxy to vote your shares by telephone or through the Internet. Even if you authorize a proxy prior to the Annual Meeting, you still may attend the Annual Meeting, revoke your proxy, and vote your shares in person.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

TCP CAPITAL CORP.
2951 28th Street, Suite 1000
Santa Monica, California 90405
(310) 566-1003

PROXY STATEMENT 2015

Annual Meeting of Stockholders

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors of TCP Capital Corp., a Delaware corporation (the “Company”), for use at the 2015 Annual Meeting of stockholders (the “Annual Meeting”) of the Company to be held on May 20, 2015, at 9:00 a.m. Pacific Time, at DoubleTree Suites, 1707 Fourth Street, Santa Monica, California 90401-3310, and at any postponements, adjournments or delays thereof. This Proxy Statement, the accompanying proxy card and the Company’s Annual Report for the fiscal year ended December 31, 2014 are first being sent to stockholders on or about          , 2015.

The Company is a holding company with no direct operations of its own, and currently its only business and sole asset is its ownership of all of the common limited partner interests in Special Value Continuation Partners, LP, a Delaware limited partnership (“SVCP”). The Company and SVCP have the same investment objective and policies and the assets, liabilities and results of operations of the Company are consolidated with those of SVCP. For simplicity, this Proxy Statement sometimes uses the terms the “Company” “we,” “us” or “our” to include the Company and, where appropriate in the context, SVCP.

It is important that every stockholder authorize a proxy so that we can achieve a quorum and hold the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting will constitute a quorum for the transaction of business. If a quorum is not met, then we will be required to adjourn the meeting and incur additional expenses to continue to solicit additional votes.

We have engaged a proxy solicitor, who may call you and ask you to vote your shares. The proxy solicitor will not attempt to influence how you vote your shares, but only ask that you take the time to cast a vote. You may also be asked if you would like to authorize your proxy over the telephone and to have your voting instructions transmitted to our proxy tabulation firm.

We encourage you to vote, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or authorize a proxy to vote your shares by telephone or through the Internet, and we receive it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as Directors and FOR the proposal to authorize the Company, with the approval of its Board of Directors, to sell its common shares (during the next 12 months) at a price or prices below the Company’s then current net asset value per share in one or more offerings, subject to certain limitations set forth herein (including, without limitation, that the number of shares sold on any given date does not exceed 25% of the Company’s then outstanding common stock immediately prior to such sale).

If you are a stockholder “of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the Company’s Chief Compliance Officer in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the Annual Meeting. Any stockholder of record attending the Annual Meeting may vote in person whether or not he or she has previously authorized a proxy.

If your shares are held for your account by a broker, trustee, bank or other institution or nominee, you may vote such shares at the Annual Meeting only if you have a legal proxy and present it at the Annual Meeting.

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone.

For information on how to obtain directions to attend the Annual Meeting in person, please contact our solicitor, D.F. King & Co., Inc., at 1-866-387-7321.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING TO BE HELD ON May 20, 2015

The following materials relating to this Proxy Statement are available at http://investors.tcpcapital.com/annual-proxy.cfm :

•	this Proxy Statement;

•	the accompanying Notice of Annual Meeting; and

•	the Company’s Annual Report for the fiscal year ended December 31, 2014.

Purpose of Annual Meeting

The Annual Meeting has been called for the following purposes:

1.	To elect all five Directors to the Board of Directors of the Company to serve until the 2016 Annual Meeting of stockholders of the Company, or until his successor is duly elected and qualifies;

2.	To consider and vote on a proposal to authorize the Company, with approval of its Board of Directors, to sell shares of the Company’s common stock (during the next 12 months) at a price or prices below its then current net asset value per share in one or more offerings, subject to certain limitations set forth herein (including, without limitation, that the number of shares sold on any given date does not exceed 25% of the Company’s then outstanding common stock immediately prior to such sale); and

3.	To transact such other business as may properly come before the Annual Meeting and any adjournments, postponements or delays thereof.

Voting Securities

You may vote your shares at the Annual Meeting only if you were a stockholder of record at the close of business on March 23, 2015 (the “Record Date”). At the close of business on the Record Date, the Company had common shares outstanding. Each share is entitled to one vote.

Quorum Required

Shares that are present at the Annual Meeting, but then abstain, including by reason of so called “broker non-votes,” will be treated as present for purposes of establishing a quorum. However, abstentions and “broker non-votes” on a matter are not treated as votes cast on such matter. A broker non-vote with respect to a matter occurs when a nominee holding shares for a beneficial owner is present at the meeting with respect to such shares, has not received voting instructions from the beneficial owner on the matter in question and does not have, or chooses not to exercise, discretionary authority to vote the shares on such matter.

If a quorum is not present at the Annual Meeting or if there are not sufficient votes to approve a proposal, the chairman of the Annual Meeting or, if a stockholder vote is called, the stockholders who are present at the Annual Meeting may adjourn the Annual Meeting from time to time to permit further solicitation of proxies.

The holders of not less than one-third of the Company’s shares issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, will constitute a quorum at the Annual Meeting for the transaction of business.

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Vote Required

Proposal I. Election of Directors.  The election of a Director requires the affirmative vote of a plurality of the Company’s shares entitled to vote represented in person or by proxy at the Annual Meeting so long as a quorum is present. If you vote to “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Because the Company requires a plurality of votes to elect each such Director, withheld votes and broker non-votes, if any, will not have an effect on the outcome of Proposal I.

Proposal II. To Authorize the Company to Sell Its Common Shares (During the Next 12 Months) at a Price or Prices Below the Company’s Then Current Net Asset Value Per Share in One or More Offerings.   Approval of this proposal may be obtained by the affirmative vote of (1) a majority of the outstanding common shares entitled to vote at the Annual Meeting; and (2) a majority of the outstanding common shares entitled to vote at the Annual Meeting that are not held by affiliated persons of the Company. The Investment Company Act of 1940, or 1940 Act, defines “a majority of the outstanding shares” as: (1) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (2) 50% of the outstanding voting securities of a company, whichever is the less. Abstentions and broker non-votes on Proposal II will have the effect of a vote against this proposal.

Additional Solicitation.  If a quorum is not present or there are not enough votes to approve a proposal at the Annual Meeting, the chairman of the meeting or, if a stockholder vote is called, the stockholders who are present in person or by proxy, may adjourn the Annual Meeting with respect to any or all of the proposals, including to permit the further solicitation of proxies with respect to any proposal.

If a quorum is present, a stockholder vote may be called on one or more of the proposals described in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).

Information Regarding This Solicitation

We will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting and proxy cards. If brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to and obtain proxies from such beneficial owners, we will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mails, proxies may be solicited in person and by telephone or facsimile transmission by Directors, officers or employees of the Company, Tennenbaum Capital Partners, LLC, or the Advisor, which is the Company’s investment adviser, and/or SVOF/MM, LLC, or the GP, which is the Company’s administrator and the general partner of SVCP. The Advisor and the GP are located at 2951 28th Street, Suite 1000, Santa Monica, California 90405. No additional compensation will be paid to Directors, officers or regular employees for such services.

The Company has also retained D.F. King & Co., Inc., to assist in the solicitation of proxies for a fee of approximately $8,000 plus out-of-pocket expenses.

Stockholders may provide their voting instructions by telephone or through the Internet. These options require stockholders to input the control number which is located on each proxy card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Stockholders who authorize a proxy via the Internet will be able to confirm their voting instructions prior to submission.

Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to our proxy tabulator.

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Security Ownership of Certain Beneficial Owners and Management

As of March , 2015, there were no persons that owned more than 25% of our outstanding voting securities, and no person would be presumed to control us, as such term is defined in the 1940 Act.

Our Directors are divided into two groups — interested directors and independent directors. Interested directors are those who are “interested persons” of the Company, as defined in the 1940 Act.

The following table sets forth, as of March 9, 2015, certain ownership information with respect to the Company’s shares for those persons who may, insofar as is known to us, directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common shares and the beneficial ownership of each current Director and executive officers, and the executive officers and Directors as a group. As of March 9, 2015, all Directors and officers as a group owned less than 1% of the Company’s outstanding common shares.

Ownership information for those persons, if any, who own, control or hold the power to vote, 5% or more of our shares is based upon Schedule 13D or Schedule 13G filings by such persons with the Securities and Exchange Commission (the “Commission”) and other information obtained from such persons, if available. Such ownership information is as of the date of the applicable filing and may no longer be accurate.

Unless otherwise indicated, we believe that each person set forth in the table below has sole voting and investment power with respect to all shares of the Company he or she beneficially owns and has the same address as the Company. The Company’s address is 2951 28th Street, Suite 1000, Santa Monica, California 90405.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
5% or more holders
Common Stock	Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94163	3,543,265	7.27%
Common Stock	Vaughan Nelson Investment Management, L.P.(1) 600 Travis Street, Suite 6300 Houston, TX 77002	2,728,889	5.6%
Common Stock	Clearbridge Investments, LLC 620 8th Avenue New York, NY 10018	2,441,740	5.01%
Interested Director Nominees
Common Stock	Howard M. Levkowitz	110,575	*
Common Stock	Rajneesh Vig	20,000	*
Independent Directors Nominees
Common Stock	Eric J. Draut	47,032	*
Common Stock	Franklin R. Johnson	19,627	*
Common Stock	Peter E. Schwab	5,000	*
Executive Officers
Common Stock	Paul L. Davis	7,500	*
Common Stock	Elizabeth Greenwood	1,000	*
Common Stock	Todd Jaquez-Fissori	1,200	*

(1)	By reason of investment advisory relationships with the person who owns the common shares of the Company, Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) may be deemed to be the beneficial owner of the reported shares of the Company’s common stock. Vaughan Nelson Investment Management, Inc., as General Partner of Vaughan Nelson, may be deemed the indirect beneficial owner of the reported shares of the Company’s common stock. Vaughan Nelson and Vaughan Nelson Investment Management, Inc. have sole power to vote or to direct the vote of 2,086,550 shares; shared power to vote or to direct the vote of 0 shares; sole power to dispose of or to direct the disposition of 2,482,575 shares; and shared power to dispose or to direct the disposition of 246,314 shares. Both Vaughan Nelson and Vaughan Nelson Investment Management, Inc. disclaim beneficial ownership of the reported shares of the Company’s common stock. Vaughan Nelson Investment Management, Inc. maintains its principal office at 600 Travis Street, Suite 6300, Houston, Texas 77002.

*	Represents less than 1%.

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The following table sets out the dollar range of our equity securities beneficially owned by each of our Directors and the Director nominees as of March 9, 2015. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in the Company(1)
Interested Director Nominees
Howard M. Levkowitz	Over $100,000
Rajneesh Vig	Over $100,000
Independent Directors Nominees
Eric J. Draut(2)	Over $100,000
Franklin R. Johnson	Over $100,000
Peter E. Schwab(2)	$ 50,001 – $100,000

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

(2)	Mr. Draut has a capital commitment of $750,000 in Tennenbaum Opportunities Fund VI, LLC, and a capital commitment of $500,000 in Tennenbaum Special Situations Fund IX, LLC (“Fund IX”), two private investment funds advised by the Advisor. In addition, Mr. Schwab has a capital commitment of $250,000 in Fund IX. Such interests are each less than one percent of the class of securities of such fund.

Proposal I. Election of Directors

Pursuant to our certificate of incorporation and bylaws our Board of Directors may change the number of Directors constituting the Board, provided that the number thereof will never be less than two nor more than nine. We currently have five Directors on our Board of Directors, each of which is standing for election this year. Each Director elected at the Annual Meeting will serve until the later of the date of our 2016 Annual Meeting or until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal.

A stockholder can vote for or withhold his or her vote from any nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named below. If a nominee should decline or be unable to serve as a Director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board of Directors as a replacement. The Board of Directors has no reason to believe that any of the persons named below will be unable or unwilling to serve, and each such person has consented to being named in this Proxy Statement and to serve if elected.

The Board of Directors recommends that you vote FOR the election of the nominees named in this Proxy Statement.

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INFORMATION ABOUT THE NOMINEES AND DIRECTORS

Certain information with respect to the nominees for election at the Annual Meeting is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became a Director. Each member of the Board of Directors of the Company is a member of the Board of Directors of SVCP. Pursuant to the 1940 Act, holders of preferred limited partner interests (“Preferred Interests”) of SVCP are entitled to elect two members of the Board of Directors of SVCP. On February 24, 2015, the Board of Directors of SVCP identified Howard M. Levkowitz and Rajneesh Vig as Directors eligible to be elected by holders of Preferred Interests. On February 27, 2015, the holders of Preferred Interests elected each of Howard M. Levkowitz and Rajneesh Vig.

The 1940 Act and the NASDAQ rules require that our Board of Directors consist of at least a majority of independent directors. Under the 1940 Act, in order for a Director to be deemed independent, he or she, among other things, generally must not: own, control or hold power to vote, 5% or more of the voting securities; control the Company or an investment advisor or principal underwriter to the Company; be an officer, director or employee of the Company or of an investment advisor or principal underwriter to the Company; be a member of the immediate family of any of the foregoing persons; knowingly have a direct or indirect beneficial interest in, or be designated as an executor, guardian or trustee of an interest in, any security issued by an investment advisor or principal underwriter to the Company or any parent company thereof; be a partner or employee of any firm that has acted as legal counsel to the Company or an investment advisor or principal underwriter to the Company during the last two years; or have certain relationships with a broker-dealer or other person that has engaged in agency transactions, principal transactions with, lent money or other property to, or distributed shares on behalf of, the Company. Under NASDAQ rules, in order for a Director to be deemed independent, the Company’s Board of Directors must determine that the individual does not have a relationship that would interfere with the Director’s exercise of independent judgment in carrying out his or her responsibilities.

The Board of Directors, in connection with the 1940 Act and NASDAQ rules, as applicable, has considered the independence of members of the Board of Directors who are not employed by the Advisor and has concluded that Eric J. Draut, Franklin R. Johnson and Peter E. Schwab (the “Independent Directors”) are not “interested persons” as defined by the 1940 Act and therefore qualify as independent directors under the standards promulgated by the 1940 Act and the NASDAQ rules. In reaching this conclusion, the Board of Directors concluded that Messrs. Draut, Johnson and Schwab had no relationships with the Advisor or any of its affiliates, other than their positions as Directors of the Company and other than, if applicable, investments in us or other private funds managed by the Advisor that are on the same terms as those of other stockholders and investors.

Each Director has been nominated for election as a Director to serve until the 2016 Annual Meeting, or until his successor is duly elected and qualifies. None of the Independent Directors has been proposed for election pursuant to any agreement or understanding with any other Director or the Company. The Company has entered into an investment advisory agreement with the Advisor. Messrs. Levkowitz and Vig are each a managing partner of the Advisor. In addition, pursuant to the terms of an administration agreement, the GP provides, or arranges to provide, the Company with the office facilities and administrative services necessary to conduct our day-to-day operations. The GP is controlled by the Advisor and its affiliates.

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Biographical Information

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Advisor- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen*	Other Public Company or Investment Company Directorships Held by Director**

Board Nominee

Non-Interested Directors

Eric J. Draut 2951 28th Street, Suite 1000, Santa Monica, California 90405 Age: 57	Director, Audit Committee Chair, Governance and Compensation Committee Member and Joint Transactions Committee Member	2015; 2011 to present	From 2011 to present, Director, Audit Committee Chairman, Governance and Compensation Committee Member and Joint Transactions Committee Member. In February 2015, Mr. Draut was appointed to the Board of Thrivent Financial for Lutherans (a Fortune 500 Financial Services Company) and serves on the Finance and Audit Committees of the Board. In February 2015, Mr. Draut was also appointed to the Board of Holy Family Ministries, operator of Holy Family School. From 2001 to 2010 Mr. Draut was Executive Vice President, Chief Financial Officer and a Director of Unitrin Inc. (renamed Kemper Corporation in 2011). From 2006 to 2008, he was Treasurer and Director of Lutheran Social Services of Illinois. From 2008 to 2010 and again from 2014 to present, Mr. Draut was and is Chairman of the Board of Lutheran Social Services of Illinois. From 2012 to 2014, Mr. Draut was Executive Chairman of the Board of Lutheran Social Services of Illinois. From 2007 to 2008, Mr. Draut was Co-Chair of the Finance Committee of the Executive Club of Chicago. From 2004 to 2012, Mr. Draut was a member of the Steering Committee for the Office of Risk Management and Insurance Research at the University of Illinois at Urbana-Champaign. Also, from 2008 to September 2013, Mr. Draut was a Director of Intermec, Inc., where he served as Chairman of the Audit Committee.	2 RICs consisting of 1 Portfolio	None.

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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Advisor- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen*	Other Public Company or Investment Company Directorships Held by Director**

Franklin R. Johnson 2951 28th Street, Suite 1000, Santa Monica, California 90405 Age: 78	Director, Governance and Compensation Committee Chair, Audit Committee Member and Joint Transactions Committee Member	2015; 2006 to present	Since inception, Director, and from 2011 Chairman of the Governance and Compensation Committee, Audit Committee Member and Joint Transactions Committee Member. Until 2014, Mr. Johnson served on the board of directors and nominating and governance committee of Reliance Steel & Aluminum Co., where he also served as chair of the audit committee. Until July of 2006, he served as a director and chair of the audit committee of Special Value Opportunities Fund, LLC, a registered investment company managed by the Advisor. Before becoming a business consultant in 2000, he was Chief Financial Officer of Rysher Entertainment, a producer and distributor of theatrical films and television programming and syndicator of television programming, where he worked for three years. Prior to that, he was at Price Waterhouse, an international public accounting and consulting firm where he was the Managing Partner of their Century City office and Managing Partner of their Entertainment and Media Practice.	2 RICs consisting of 1 Portfolio	None.

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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Advisor- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen*	Other Public Company or Investment Company Directorships Held by Director**

Peter E. Schwab 2951 28th Street, Suite 1000, Santa Monica, California 90405 Age: 71	Director, Governance and Compensation Committee Member, Audit Committee Member and Joint Transactions Committee Member	2015; 2012 to present	From 2012 to present, Director, Governance and Compensation Committee Member, Audit Committee Member and Joint Transactions Committee Member. Mr. Schwab currently serves on the board of advisors for the Entrepreneurial Studies Center at the University of California, Los Angeles School of Business, is a board member for the Cardiovascular Research Foundation of Southern California, a board member of Gibraltar Business Capital, a board member of West Coast Sports Associates and a board member of Brentwood Country Club. Mr. Schwab has 39 years of experience in the asset-based lending industry, most recently as chairman and chief executive officer of Wells Fargo Capital Finance, a unit of Wells Fargo & Company. Prior to joining Wells Fargo Capital Finance (and its predecessor firm Foothill Capital Corporation), he was vice president of business development with Aetna Business Credit (now known as Barclays American Business Credit). He started his career as business development officer at the National Acceptance Company of California.	2 RICs consisting of 1 Portfolio	Rexford Industrial Realty, Inc.

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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Advisor- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen*	Other Public Company or Investment Company Directorships Held by Director**

Interested Directors†

Howard M. Levkowitz 2951 28th Street, Suite 1000, Santa Monica, California 90405 Age: 47	Director and Chief Executive Officer	2015; 2006 to present	Since inception, Mr. Levkowitz has been a Director and the President of the Company. In 2012, Mr. Levkowitz became Chief Executive Officer and was succeeded as President, a position he held from inception through February 2012, by Rajneesh Vig. Mr. Levkowitz serves as executive officer of 12 other consolidated funds managed by the Advisor and is Chairman of the Advisor’s Management Committee. From 1999 to 2004 he was a Portfolio Manager at the Advisor. From 2005 to present, he has been a Managing Partner at the Advisor.	5 RICs consisting of 3 Portfolios	None.

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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Advisor- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen*	Other Public Company or Investment Company Directorships Held by Director**

Rajneesh Vig 2951 28th Street, Suite 1000, Santa Monica, California 90405 Age: 43	Director; President and Chief Operating Officer	2015; 2012 to present (President); 2013 to present (Director and Chief Operating Officer)	In 2013, Mr. Vig became a Director and the Chief Operating Officer of the Company. In 2012, Mr. Vig became President of the Company. Mr. Vig is also as an executive officer of seven other consolidated funds managed by the Advisor. Since 2011, Mr. Vig has been a Managing Partner of the Advisor. From 2009 to 2010, he was a Partner of the Advisor. From 2006 to 2008, he was a Managing Director of the Advisor. Since 2007, Mr. Vig has been a Director of Dialogic Inc., and its predecessor entity, Dialogic Corporation.	None.	None.
Executive officers who are not directors

Paul L. Davis 2951 28th Street, Suite 1000, Santa Monica, California 90405 Age: 41	Chief Financial Officer	N/A; 2008 to present	Mr. Davis has been the Chief Financial Officer of the Company since 2008. From 2004 to August 2008, Mr. Davis was Chief Compliance Officer and Vice President of Finance at the Advisor; from August 2010 to present, he has been Chief Financial Officer of the Advisor and Mr. Davis is Chief Financial Officer of 12 other consolidated funds managed by the Advisor.	N/A	N/A
Elizabeth Greenwood 2951 28th Street, Suite 1000, Santa Monica, California 90405 Age: 51	Secretary and Chief Compliance Officer	N/A; 2007 to present as Secretary; 2008 to present as Chief Compliance Officer	Ms. Greenwood became Secretary of the Company in 2007 and Chief Compliance Officer of the Company in 2008. From 2005 to 2006, she was General Counsel and Chief Compliance Officer at Strome Investment Management, LLC; from 2007 to 2008, she was Associate General Counsel at the Advisor; from 2008 to present, she has been General Counsel of the Advisor; from August 2008 to present, she has been Chief Compliance Officer of the Advisor and Ms. Greenwood is Secretary and Chief Compliance Officer of 12 other consolidated funds managed by the Advisor.	N/A	N/A

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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Advisor- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen*	Other Public Company or Investment Company Directorships Held by Director**

Todd Jaquez-Fissori 2951 28th Street, Suite 1000, Santa Monica, California 90405 Age: 44	Managing Director	N/A; 2014 to present	Mr. Jaquez-Fissori became Managing Director of the Company and the Advisor in April 2014. Prior to April 2014, Mr. Jaquez-Fissori served as a senior managing director and group head of the energy technology group of Hercules Technology Growth Capital. Mr. Jaquez-Fissori served as a director at TriplePoint Capital from February 2008 to December 2008 and was the general partner in charge of clean technology investing at Siemens Venture Capital from March 2004 to February 2008. Prior to working at Siemens Venture Capital, Mr. Jaquez-Fissori served as a principal at Boulder Ventures from March 2000 to March 2004.

*	For purposes of this chart, “RICs” refers to registered investment companies and business development companies, and “Portfolios” refers to the investment programs of the Company. Some of the RICs have the same investment program because they invest through a master-feeder structure, which results in the smaller number of Portfolios than RICs.

**	Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.”

†	Messrs. Levkowitz and Vig are “interested persons” (as defined in the 1940 Act) of the Company by virtue of their current position with the Advisor.

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The Board has adopted procedures for evaluating potential Director candidates against the knowledge, experience, skills, expertise and diversity that it believes are necessary and desirable for such candidates. The Board believes that each Director satisfied, at the time he or she was initially elected or appointed a Director, and continues to satisfy, the standards contemplated by such procedures. Furthermore, in determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Directors have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Company and protecting the interests of stockholders. Among the attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Advisor and other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Directors. Each Director’s ability to perform his duties effectively is evidenced by his educational background or professional training; business, consulting, public service or academic positions; experience from service as a member of the Board of the Company, other investment companies, public companies, or non-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as his leadership of standing committees; or other relevant life experiences. Information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board’s conclusion that the Director should serve as a Director of the Company, is provided below.

Interested directors

Howard M. Levkowitz:  Mr. Levkowitz is Chief Executive Officer of the Company. Mr. Levkowitz serves as President of several funds advised by the Advisor and is Chairman of the Advisor’s Management Committee. The Board benefits from Mr. Levkowitz’s experience at the Advisor and his intimate knowledge of the decision process used by the Advisor’s Investment Committee. In addition to overseeing the Company, Mr. Levkowitz has served as a director of both public and private companies and has served on a number of formal and informal creditor committees. The Board also benefits from Mr. Levkowitz’s past experience as an attorney specializing in real estate and insolvencies with Dewey Ballantine. Mr. Levkowitz received a B.A. in History (Magna Cum Laude) from the University of Pennsylvania, a B.S. in Economics (Magna Cum Laude, concentration in finance) from The Wharton School, and a J.D. from the University of Southern California. Mr. Levkowitz’s current service as Chief Executive Officer and longstanding service as director and president of the Company, executive officer of 12 other consolidated funds advised by the Advisor and Co-Founder of the Advisor and Chairman of its Management Committee provide him with a specific understanding of the Company, its operation, and the business and regulatory issues facing the Company.

Rajneesh Vig:  Mr. Vig is the Chief Operating Officer and President of the Company. Since 2011, Mr. Vig has been a Managing Partner of the Advisor. The Board benefits from Mr. Vig’s experience in accounting, finance and consulting as well as his position with the Advisor. From 2009 to 2010, he was a Partner of the Advisor. From 2006 to 2008, he was a Managing Director of the Advisor. Prior to joining the Advisor, Mr. Vig worked for Deutsche Bank in New York as a member of the bank’s Principal Finance Group. Prior to that, Mr. Vig was a Director in the Technology Investment Banking group in San Francisco where he advised a broad range of growth and large cap technology companies on merger, acquisition and public/private financing transactions. Prior to his time at Deutsche Bank, Mr. Vig was a Manager in Price Waterhouse’s Shareholder Value Consulting group, and he began his career in Arthur Andersen’s Financial Markets/Capital Markets group. He currently serves on the board of Dialogic and is a board observer for GSI Group. Mr. Vig is also on the Los Angeles Advisory Board of the Posse Foundation, a non-profit organization that identifies, recruits and trains student leaders from public high schools for enrollment at top-tier universities. He received a B.A. with highest honors in Economics and Political Science from Connecticut College and an M.B.A. in Finance from New York University. Mr. Vig’s current service as President of the Company and executive officer of seven other consolidated funds managed by the Advisor provides him with a specific understanding of the Company, its operation, and the business and regulatory issues facing the Company.

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Independent Directors

Eric J. Draut:  Mr. Draut is a Director, Chairman of the Company’s Audit Committee, member of the Governance and Compensation Committee and member of the Joint Transactions Committee. The Board benefits from Mr. Draut’s nearly thirty year career in accounting. Mr. Draut recently completed a twenty year career at Kemper Corporation (formerly Unitrin, Inc.) in 2010, serving the last nine years as Executive Vice President, Chief Financial Officer and a member of its board of directors. Mr. Draut also held positions at Kemper Corporation as Group Executive, Treasurer and Corporate Controller. Prior to joining Kemper Corporation, Mr. Draut was Assistant Corporate Controller at Duchossois Industries, Inc. and at AM International, Inc. Mr. Draut began his career at Coopers and Lybrand. Mr. Draut is a Certified Public Accountant, received an M.B.A. in finance and operations from J.L. Kellogg Graduate School of Management at Northwestern University and a B.S. in accountancy from the University of Illinois at Urbana-Champaign, graduating with High Honors. Until September 2013 Mr. Draut served as a Director and Chairman of the audit committee of Intermec. In February 2015, Mr. Draut was appointed to the Board of Thrivent Financial for Lutherans (a Fortune 500 Financial Services Company) and serves on the Finance and Audit Committees of the Board. In February 2015 Mr. Draut was also appointed to the Board of Holy Family Ministries, operator of Holy Family School. Mr. Draut volunteers with Lutheran Social Services of Illinois where he currently serves as Chairman of the Board of Directors and recently served as Executive Chairman of its Board of Directors. Mr. Draut is also a National Association of Corporate Directors Fellow. Mr. Draut’s knowledge of financial and accounting matters, and his independence from the Company and the Advisor, qualifies him to serve as the Chairman of the Company’s Audit Committee.

Franklin R. Johnson:  Mr. Johnson is a Director and Chairman of the Company’s Governance and Compensation Committee, member of the Audit Committee and a member of the Joint Transactions Committee. Mr. Johnson has a wealth of leadership, business and financial experience. Until 2014, he served on the board of directors and nominating and governance committee of Reliance Steel & Aluminum Co., where he also served as chair of the audit committee. Until July of 2006, he served as a director and chair of the audit committee of Special Value Opportunities Fund, LLC, a registered investment company managed by the Advisor. Before becoming a business consultant in 2000, he was Chief Financial Officer of Rysher Entertainment, a producer and distributor of theatrical films and television programming and syndicator of television programming, where he worked for three years. Prior to that, he was at Price Waterhouse, an international public accounting and consulting firm where he was the Managing Partner of their Century City office and Managing Partner of their Entertainment and Media Practice. Mr. Johnson’s knowledge of financial and accounting matters qualifies him to serve as a member of the Company’s Audit Committee.

Peter E. Schwab:  Mr. Schwab is a Director, Governance and Compensation Committee Member, Audit Committee Member and Joint Transactions Committee Member. Mr. Schwab currently serves on the board of advisors for the Entrepreneurial Studies Center at the University of California, Los Angeles School of Business, is a board member for the Cardiovascular Research Foundation of Southern California, a board member of Gibraltar Business Capital, a board member of West Coast Sports Associates and a board member of Brentwood Country Club. Mr. Schwab is also a member of the board of directors of Rexford Industrial Realty, Inc., an NYSE publicly traded real estate investment trust (“Rexford”), and serves on the audit committee, compensation committee, and nominating and corporate governance committee for Rexford. Mr. Schwab received a B.S. in education from California State University, Northridge and his master’s degree in education administration from California State University, Northridge. He has 39 years of experience in the asset-based lending industry, most recently as chairman and chief executive officer of Wells Fargo Capital Finance, a unit of Wells Fargo & Company. Prior to joining Wells Fargo Capital Finance (and its predecessor firm Foothill Capital Corporation), he was vice president of business development with Aetna Business Credit (now known as Barclays American Business Credit). He started his career as business development officer at the National Acceptance Company of California. Mr. Schwab’s knowledge of financial and accounting matters qualifies him to serve as a member of the Company’s Audit Committee.

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Executive officers who are not directors

Paul L. Davis:  Mr. Davis is the Chief Financial Officer of the Company. Mr. Davis also serves as Chief Financial Officer of the Advisor and 12 other consolidated funds managed by the Advisor. Prior to being appointed CFO, he served for four years as Chief Compliance Officer of the Company and as Chief Compliance Officer and Vice President, Finance of the Advisor. He was formerly employed as Controller of a publicly traded securities brokerage firm, following employment at Arthur Andersen, LLP as an auditor. He received a B.A. (Magna Cum Laude) in Business-Economics from the University of California at Los Angeles, and is a Certified Public Accountant in the State of California.

Elizabeth Greenwood:  Ms. Greenwood is the Secretary and Chief Compliance Officer of the Company. Ms. Greenwood also serves as General Counsel and Chief Compliance Officer of the Advisor and Secretary and Chief Compliance Officer of 12 other consolidated funds managed by the Advisor. She formerly served as General Counsel and Chief Compliance Officer at Strome Investment Management, L.P. (“Strome”). Prior to Strome, Ms. Greenwood worked at portfolio companies funded by Pacific Capital Group and Ridgestone Corporation, including acting as Assistant General Counsel of Global Crossing Ltd., and began her legal career as an associate at Stroock & Stroock & Lavan LLP. Ms. Greenwood is a founding member of the West Coast Chapter of 100 Women in Hedge Funds and currently serves on the California State Council of the Humane Society of the United States. Ms. Greenwood received a J.D. from Stanford Law School and a Bachelor of Business Administration with highest honors from The University of Texas at Austin.

Todd Jaquez-Fissori: Mr. Jaquez-Fissori is the Managing Director of the Company. Mr. Jaquez-Fissori also serves as Managing Director of the Advisor. He is also the Head of the Energy Technology Group. Prior to joining the Company in 2014, Mr. Jaquez-Fissori served as a senior managing director and group head of the energy technology group of Hercules Technology Growth Capital from 2009 to April 2014. Before joining Hercules Technology Growth Capital in 2009, Mr. Jaquez-Fissori served as a director at TriplePoint Capital from February 2008 to December 2008 and was the general partner in charge of clean technology investing at Siemens Venture Capital from March 2004 to February 2008. Prior to working at Siemens Venture Capital, Mr. Jaquez-Fissori served as a principal at Boulder Ventures from March 2000 to March 2004 and as an analyst at Mayfield from May 1996 to September 1998. Mr. Jaquez-Fissori received a B.A. from Penn State University and an M.B.A. from the University of Pennsylvania Wharton School of Business.

CORPORATE GOVERNANCE

Our Directors have been divided into two groups — Interested Directors and Independent Directors. Interested Directors are “interested persons” as defined in the 1940 Act. Howard M. Levkowitz and Rajneesh Vig are Interested Directors by virtue of their employment with the Advisor. In part because the Company is an externally-managed investment company, the Board believes having an interested chairperson that is familiar with the Company’s portfolio companies, its day-to-day management and the operations of the Advisor, greatly enhances, among other things, its understanding of the Company’s investment portfolio, business, finances and risk management efforts. In addition, the Board believes that Mr. Levkowitz’s employment with the Advisor allows for the efficient mobilization of the Advisor’s resources at the Board’s behest and on its behalf. The Board does not have a lead independent director. The Board believes its relatively small size and the composition and leadership of its committees allow each Director to enjoy full, accurate and efficient communication with the Company, the Advisor and management, and facilitates the timely transmission of information among such parties.

Director Independence

On an annual basis, each member of our Board is required to complete an independence questionnaire designed to provide information to assist the Board in determining whether the Director is independent. The Board has determined that each of our Directors, other than Messrs. Levkowitz and Vig, is independent under the 1940 Act and the NASDAQ Global Select Market listing standards.

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Means by Which the Board of Directors Supervises Executive Officers

The Board is regularly informed on developments and issues related to the business of the Company, and monitors the activities and responsibilities of the executive officers in various ways. At each regular meeting of the Board, the executive officers report to the Board on developments and important issues. Each of the executive officers, as applicable, also provides regular updates to the members of the Board regarding the Company’s business between the dates of regular meetings of the Board. Executive officers and other members of the Advisor, at the invitation of the Board, regularly attend portions of meetings of the Board and its committees to report on the financial results of the Company, its operations, performance and outlook, and on areas of the business within their responsibility, including risk management and management information systems, as well as other business matters.

The Board’s Role in Risk Oversight

Day-to-day risk management with respect to the Company is the responsibility of the Advisor or other service providers (depending on the nature of the risk) subject to the supervision of the Advisor. The Company is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Advisor and the other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Company. Risk oversight is part of the Board’s general oversight of the Company and is addressed as part of various Board and committee activities. The Board, directly or through a committee, also reviews reports from, among others, management, the independent registered public accounting firm for the Company and internal accounting personnel for the Advisor, as appropriate, regarding risks faced by the Company and management’s or the service provider’s risk functions. The committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Company’s activities and associated risks. Our Chief Compliance Officer oversees the implementation and testing of the Company’s compliance program and reports to the Board regarding compliance matters for the Company and its service providers. The Independent Directors have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Code of Conduct

We have adopted a code of conduct which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer. Our code of conduct is an exhibit to our Annual Report on Form 10-K filed with the Commission, and can be accessed via the Internet site of the Commission at http://www.sec.gov. We disclose material amendments to or waivers from a required provision of the code of conduct, if any, on Form 8-K.

Code of Ethics

We and the Advisor have each adopted a code of ethics pursuant to the 1940 Act and, with respect to the Advisor, the Investment Advisers Act of 1940 that establishes procedures for personal investments and restricts certain personal securities transactions. The code of ethics can be accessed at http://investors.tcpcapital.com/governance.cfm. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements.

BOARD MEETINGS

During the Company’s fiscal year ended December 31, 2014, the Board met 18 times. No incumbent Director attended less than 75% of the aggregate number of meetings of the Board and of each committee of the Board on which the Director served during the Company’s most recently completed fiscal year.

COMMITTEES OF THE BOARD OF DIRECTORS

Our Board of Directors currently has three committees: an Audit Committee, a Governance and Compensation Committee and a Joint Transaction Committee.

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Audit Committee.  The Audit Committee operates pursuant to a charter approved by our Board of Directors and met nine times during the fiscal year ended December 31, 2014. The Audit Committee currently holds regular meetings on a quarterly basis and special meetings as needed. The charter sets forth the responsibilities of the Audit Committee and can be accessed at http://investors.tcpcapital.com/governance.cfm. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board of Directors in fulfilling its responsibilities for overseeing all material aspects of our accounting and financial reporting processes, monitoring the independence and performance of our independent registered public accounting firm, providing a means for open communication among our independent accountants, financial and senior management and the Board, and overseeing our compliance with legal and regulatory requirements. The Audit Committee is presently composed of Messrs. Draut (Chairperson), Johnson and Schwab, each of whom is considered independent for purposes of the 1940 Act and The Nasdaq Global Select Market listing standards. Our Board of Directors has determined that each member of our Audit Committee is an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K of the Securities Exchange Act of 1934. In addition, each member of our Audit Committee meets the current independence and experience requirements of Rule 10A-3 of the Securities Exchange Act of 1934 and, in addition, is not an “interested person” of the Company or of the Advisor as defined in Section 2(a)(19) of the 1940 Act.

Joint Transaction Committee.  The Joint Transaction Committee is comprised of Messrs. Draut, Johnson and Schwab, met 25 times during the fiscal year ended December 31, 2014 and operates to approve the allocation of certain private placement transactions in which we participate with one or more of the Advisor’s other accounts in accordance with our exemptive orders obtained from the Commission.

Governance and Compensation Committee.  The Governance and Compensation Committee operates pursuant to a charter approved by our Board of Directors. The charter sets forth the responsibilities of the Governance and Compensation Committee, including, but not limited to, making nominations for the appointment or election of independent directors, personnel training policies, administering the provisions of the code of ethics applicable to the Independent Directors and determining, or recommending to the Board for determination, the compensation of any executive officers of the Company. Currently, the Company’s executive officers do not receive any direct compensation from the Company. The Governance and Compensation Committee consists of Messrs. Draut, Johnson (Chairperson) and Schwab, each of whom is considered independent for purposes of the 1940 Act and The Nasdaq Global Select Market listing standards. The Governance and Compensation Committee met two times during the fiscal year ended December 31, 2014.

With respect to nominations to the Board, the Governance and Compensation Committee seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Company’s activities. In so doing, the Governance and Compensation Committee reviews the size of the Board and the knowledge, experience, skills, expertise and diversity of the Directors in light of the issues facing the Company in determining whether one or more new Directors should be added to the Board.

The Governance and Compensation Committee may consider recommendations for nomination of Directors from our stockholders. Nominations made by stockholders must be delivered to or mailed (setting forth the information required by our bylaws) and received at our principal executive offices not earlier than 150 days nor fewer than 120 days in advance of the first anniversary of the date on which we first mailed our proxy materials for the previous year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting has changed by more than 30 days from the prior year, the nominations must be received not earlier than the 150th day prior to the date of such annual meeting nor later than the later of (1) the 120th day prior to the date of such annual meeting or (2) the 10th day following the day on which public announcement of such meeting date is made.

COMPENSATION OF DIRECTORS AND ADVISORY BOARD MEMBERS

The Company is authorized to pay each Independent Director the following amounts for serving as a Director: (i) $50,000 a year; (ii) $5,000 for each meeting of the Board of Directors or a committee thereof physically attended by such Director; (iii) $5,000 for each regular meeting of the Board of Directors or a committee thereof attended via telephone by such Director; and (iv) $1,000 for each special meeting of the Board of Directors or a committee thereof attended via telephone by such Director. In 2014, the Chairman of the Audit Committee and Governance and Compensation Committee each received $5,000 per year. Effective in 2015, the Chairman of the Audit Committee receives $7,500 per year. Each Director is also entitled to reimbursement for all out-of-pocket expenses of such person in attending each meeting of the Board of Directors and any committee thereof.

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COMPENSATION OF EXECUTIVE OFFICERS

None of the officers receive compensation from the Company. The compensation of the officers is paid by the Advisor or through distributions from the GP. A portion of such compensation may be reimbursed by the Company for the cost to the Advisor or the GP of services rendered by him or her on behalf of the Company.

INDEMNIFICATION OF BOARD MEMBERS AND OFFICERS

The governing documents of the Company generally provide that, to the extent permitted by applicable law, the Company will indemnify its Directors and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Company unless, as to liability to the Company or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. In addition, the Company will not indemnify Directors with respect to any matter as to which Directors did not act in good faith in the reasonable belief that his or her action was in the best interest of the Company or, in the case of any criminal proceeding, as to which the Directors had reasonable cause to believe that the conduct was unlawful. Indemnification provisions contained in the Company’s governing documents are subject to any limitations imposed by applicable law.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have entered into a number of business relationships with affiliated or related parties, including the following:

•	We have entered into an investment management agreement with the Advisor.

•	The GP provides us with administrative services necessary to conduct our day-to-day operations. For providing these services, facilities and personnel, the GP may be reimbursed by us for expenses incurred by the GP in performing its obligations under the administration agreement, including our allocable portion of the cost of certain of our officers and the GP’s administrative staff and providing, at our request and on our behalf, significant managerial assistance to portfolio companies to which we are required to provide such assistance.

•	We have entered into a royalty-free license agreement with the Advisor, pursuant to which the Advisor has agreed to grant us a non-exclusive, royalty-free license to use the name “TCP.”

•	Pursuant to its limited partnership agreement, the general partner of SVCP is SVOF/MM, LLC. SVOF/MM, LLC is an affiliate of the Advisor and is the general partner or managing member of certain other funds managed by the Advisor.

The Advisor and its affiliates, employees and associates currently do and in the future may manage other funds and accounts. The Advisor and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds or accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among us and those accounts. In general, the Advisor will allocate investment opportunities pro rata among us and the other funds and accounts (assuming the investment satisfies the objectives of each) based on the amount of committed capital each then has available. The allocation of certain investment opportunities in private placements is subject to Independent Director approval pursuant to the terms of the co-investment exemptive order applicable to us. In certain cases, investment opportunities may be made other than on a pro rata basis. For example, we may desire to retain an asset at the same time that one or more other funds or accounts desire to sell it or we may not have additional capital to invest at a time the other funds or accounts do. If the Advisor is unable to manage our investments effectively, we may be unable to achieve our investment objective. In addition, the Advisor may face conflicts in allocating investment opportunities between us and certain other entities that could impact our investment returns. While our ability to enter into transactions with our affiliates is restricted under the 1940 Act, we have received two exemptive orders from the Commission permitting certain affiliated investments subject to certain conditions. As a result, we may face conflict of interests and investments made pursuant to the exemptive orders conditions which could in certain circumstances affect adversely the price paid or received by us or the availability or size of the position purchased or sold by us.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, our Directors and executive officers, and any persons holding more than 10% of our common stock, are required to report their beneficial ownership and any changes therein to the Commission and us. Specific due dates for those reports have been established, and we are required to report herein any failure to file such reports by those due dates. Based on our review of Forms 3, 4 and 5 filed by such persons, and information provided by our Directors and officers, we believe that during the fiscal year ended December 31, 2014, all Section 16(a) filing requirements applicable to such persons were met in a timely manner, except that on one occasion, Mr. Schwab inadvertently failed to report one sale of shares transaction, which required the filing of an amended Form 4 to update Mr. Schwab’s total holdings. The sale transaction resulted in a short-swing profit $3,065.97, which has been disgorged in full to the Company. Each change in beneficial ownership related to a single acquisition separately effected by each Director.

Proposal II: Authorization of the Company to Sell Shares of its Common Stock at a
Price Below its Then Current Net Asset Value Per Share

We are a closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the 1940 Act. Generally, the 1940 Act prohibits us from selling shares of our common stock at a price below the current net asset value, or NAV, per share of such stock. However, certain provisions of the 1940 Act permit such a sale if approved by our stockholders and, in certain cases, if our Board of Directors makes certain determinations.

Pursuant to this provision, we are seeking the approval of our common stockholders so that we may, in one or more public or private offerings of our common stock, sell shares of our common stock at a price below our then current NAV per share, subject to certain conditions discussed below (including, without limitation, that the number of shares sold on any given date does not exceed 25% of our then outstanding common stock immediately prior to such sale). If approved, the authorization would be effective for a twelve month period expiring on the anniversary of the date the Annual Meeting is concluded. The Company’s stockholders approved a similar proposal at the Company’s 2014 Annual Meeting of Stockholders. The current stockholder authorization will expire on the one year anniversary of the completion of the 2014 Annual Meeting of Stockholders. To date, we have not offered shares of our common stock at a price below NAV per share pursuant to the current stockholder authorization.

The Board of Directors of the Company, including a majority of the Independent Directors who have no financial interest in this proposal, has approved this proposal as in the best interests of the Company and its stockholders and recommends it to the stockholders for their approval. Upon obtaining the requisite stockholder approval, the Company will comply with the conditions described below in connection with any financing undertaken pursuant to this proposal. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority. See below for a discussion and examples of the dilutive effect of the sale of shares below NAV.

Reasons to Offer Common Stock Below NAV Per Share

We believe that market conditions will continue to provide attractive opportunities to deploy capital. Over the past several years, U.S. credit markets, including middle market lending, experienced significant turbulence spurred in large part by the sub-prime residential mortgage crisis and concerns generally about the state of the U.S. economy. This led to significant stock price volatility for capital providers like us and made access to capital more challenging for many firms, particularly those (unlike us) who have relied heavily on secured lending facilities. These factors accelerated during the second half of 2008 and much of 2009, when the number of investors selling assets in order to repay debt or meet equity redemption requirements or other obligations increased significantly. This created forced selling that negatively impacted valuations of debt securities in most markets. The negative pressure on valuations contributed to significant unrealized write-downs of debt investments of many finance companies, including investments in the Company’s portfolio. However, the change in market conditions also has had beneficial effects for capital providers, including more appropriate pricing of risk and more favorable contractual terms.

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While market conditions have recently improved, markets may still experience disruptions due to, among other things, uncertainty surrounding the U.S. federal debt ceiling, deficits and further downgrades of the long term sovereign credit rating of the United States of America and the credit rating of several related government agencies and institutions and the continuing financial crisis in parts of Europe affecting the Euro and the European economies and the more recent financial strains in emerging markets. Although we are seeing increased stability, there can be no assurance that the financial markets will not worsen again in the future. If these adverse market conditions return, we and other companies in the financial services sector may not have access to sufficient debt and equity capital in order to take advantage of favorable investment opportunities. Capital may not be available to us on favorable terms, or at all, in light of the inherent uncertainty and volatility of the financial markets. The current economic environment gives firms that have access to capital a significant advantage. We believe there are significant investment opportunities to earn returns that are attractive to stockholders even if shares were to be issued at a discount. Accordingly, firms that continue to have access to capital in the current environment will have attractive investment opportunities. Our ability to take advantage of these opportunities is dependent upon, among other things, our access to equity capital.

As a BDC and a RIC, for tax purposes, we are dependent on our ability to raise capital through the issuance of common stock. RICs generally must distribute substantially all of their earnings to stockholders as dividends in order to avoid being subject to U.S. federal income tax, which prevents us from using those earnings to support new investments. Further, BDCs must as a practical matter maintain a debt and preferred stock to common equity ratio of no more than 1:1, which requires us to finance our investments with at least as much common equity as debt and preferred stock in the aggregate. Exceeding the 1:1 debt to equity ratio could have severe negative consequences for a BDC, including the inability to pay dividends, breaching debt covenants and failure to qualify for tax treatment as a RIC. Although the Company does not currently expect that it will exceed this 1:1 debt to equity ratio, the markets it operates in and the general economy remain volatile and uncertain. Continued volatility in the capital markets and the resulting negative pressure on debt investment valuations could negatively impact the Company’s asset valuations, stockholders’ equity and the Company’s debt to equity ratio. We maintain sources of liquidity through our maintenance of a credit facility and other means, but generally attempt to remain close to fully invested and do not hold substantial cash for the purpose of making new investments. Therefore, to continue to build our investment portfolio, and thereby support maintenance and growth of our dividends, we endeavor to maintain continuing access to capital through the public and private equity markets enabling us to take advantage of investment opportunities as they arise.

Even though the underlying performance of a particular portfolio company may not necessarily indicate impairment or its inability to repay all principal and interest in full, the volatility in the debt capital markets may continue to negatively impact the valuations of debt investments and result in further unrealized write-downs of those debt investments. These unrealized write-downs, as well as unrealized write-downs based on the underlying performance of the Company’s portfolio companies, if any, negatively impact stockholders’ equity and the resulting debt to equity ratio.

As noted above, market disruption had resulted in good opportunities to invest at attractive risk-adjusted returns. However, the extreme volatility and dislocation that the capital markets had experienced also materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. If these adverse market conditions return and/or worsen in the future, the Company and other companies in the financial services sector may not have access to sufficient debt and equity capital in order to take advantage of these good investment opportunities. In addition, the debt capital that will be available, if at all, may be at a higher cost and on less favorable terms and conditions in the future.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares, regardless of the performance of the BDC’s investments. Recently our shares of common stock have traded at both a discount to and a premium over the net assets attributable to those shares. The possibility that our shares of common stock will trade at discounts from NAV or at premiums that are unsustainable over the long term is a risk separate and distinct from the risk that our NAV will decrease. It is not possible to predict whether the shares that may be offered pursuant to this approval will trade at, above, or below NAV. The following table lists the high and low closing sales prices for our common stock, and the sales price as a percentage of NAV per share. On March 9, 2015, the last reported closing sale price of our common stock was $16.14 per share, which represented a premium of approximately 7.5% to our last reported NAV per share as of December 31, 2014 of $15.01.

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		Stock Price
	NAV(1)	High(2)	Low(2)	Premium/ Discount of High Sales Price to NAV(3)	Premium/ Discount of Low Sales Price to NAV(3)
Fiscal year ended December 31, 2013
First Quarter	$14.91	$16.16	$14.64	8.4%	–1.8%
Second Quarter	14.94	16.77	15.01	12.2%	0.5%
Third Quarter	15.06	16.80	14.99	11.6%	–0.5%
Fourth Quarter	15.18	17.42	15.98	14.8%	5.3%
Fiscal year ended December 31, 2014
First Quarter	$15.32	$17.97	$16.36	17.3%	6.8%
Second Quarter	15.31	18.31	15.80	19.6%	3.2%
Third Quarter	15.43	18.31	16.07	18.7%	4.1%
Fourth Quarter	15.01	17.47	15.25	16.4%	1.6%
Fiscal year ended December 31, 2015
First Quarter (to March 9, 2015)	$(4)	$16.91	$15.22	%(4)	%(4)

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)	The High/Low Stock Price is calculated as of the closing price on a given day in the applicable quarter.

(3)	Calculated as of the respective High/Low Stock Price divided by the quarter end NAV.

(4)	NAV has not yet been finally determined for any day after December 31, 2014.

The Board of Directors believes that having the flexibility to issue our common stock below NAV per share in certain instances is in the best interests of stockholders. If we were unable to access the capital markets as attractive investment opportunities arise, our ability to grow over time and continue to pay steady or increasing dividends to stockholders could be adversely affected. It could also have the effect of forcing us to sell assets that we would not otherwise sell, and such sales could occur at times that are disadvantageous to sell. We could also expend considerable time and resources on a capital raise advantageous for stockholders, but be forced to abandon it solely due to stock market activity causing our stock price to dip temporarily below our NAV per share plus selling costs. Even if we are able to access the capital markets, there is no guarantee that we will grow over time and continue to pay steady or increasing dividends. The Board of Directors believes that sales of common stock at less than NAV per share in the future could have either a positive or negative effect on the Company’s stock price depending on a variety of factors, including the Company’s use of the proceeds of such sales.

Conditions to Sales Below NAV Per Share

If this proposal is approved, we will only sell shares of our common stock pursuant to such authority at a price below NAV per share if the following conditions are met:

•	a majority of our Independent Directors and a majority of the company’s Directors who have no financial interest in the sale have approved the sale as in the best interests of the Company and its stockholders;

•	a majority of such Directors, who are not interested persons of us, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, or a sales manager or sales managers, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of us of firm commitments to purchase such securities or immediately prior to the issuance of such shares of our common stock, that the price at which such shares of our common stock are to be sold is not less than a price which closely approximates the market value of those shares of our common stock, less any underwriting commission or discount, which could be substantial; and

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•	the number of shares to be sold on any given date pursuant to such authority does not exceed 25% of the Company’s then outstanding common stock immediately prior to each such sale.

Key Stockholder Considerations and Risk Factors

Before voting on this proposal or giving proxies with regard to this matter, stockholders should consider the potentially dilutive effect of the issuance of shares of our common stock at a price that is less than the NAV per share and the expenses associated with such issuance on the NAV per outstanding share of our common stock (which, as with all issuances, will be indirectly borne by stockholders irrespective of whether such stockholder participates in the offering). Any sale of common stock at a price below NAV per share would result in an immediate dilution to existing common stockholders. This dilution would include reduction in the NAV per share as a result of the issuance of shares at a price below the NAV per share and a disproportionately greater decrease in a stockholder’s interest in our earnings and assets and their voting interests than the increase in our assets resulting from such issuance. Our Board of Directors will consider the potential dilutive effect of the issuance of shares at a price below the NAV per share and the level of offering expenses (which, as with all issuances, are indirectly borne by stockholders irrespective of whether such stockholder participates in the offering) when considering whether to authorize any such issuance. Our Board of Directors also will consider, among other things, the fact that sales of common stock at a discount to net asset value will benefit the Advisor as the Advisor will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other securities of the Company or from the offering of common stock at a premium to NAV per share. It should be noted that the maximum number of shares salable below NAV on any given date pursuant to this authority that could result in such dilution is limited to 25% of the Company’s then outstanding common stock immediately prior to such sale. However, pursuant to this authority, there is no limit on the number of offerings below NAV that the Company may make during the period this authorization is in effect. No further authorization from stockholders will be solicited even if the dilution resulting from any such offering or offerings is significant.

The 1940 Act establishes a connection between common stock sale price and NAV per share because, when stock is sold at a sale price below NAV per share, the resulting increase in the number of outstanding shares reduces NAV per share. Stockholders should also consider that they will have no subscription, preferential or preemptive rights to additional shares of the common stock proposed to be authorized for issuance, and thus any future issuance of common stock will dilute such stockholders’ holdings of common stock as a percentage of shares outstanding to the extent stockholders do not purchase sufficient shares in the offering or otherwise to maintain their percentage interest. Further, if our current stockholders do not purchase sufficient shares to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV per share, their voting power will be diluted.

In addition, if in the future we are not successful with this proposal, we may utilize a rights offering in order to access the equity markets if we trade below NAV per share. A rights offering may be at a greater discount to NAV per share than an offering of our common stock at a price below our NAV per share because, among other things, a rights offering requires a long marketing period which might result in greater share price erosion. As such, we believe that having the ability to issue our common stock below NAV per share in accordance with the terms of this proposal could, in many instances, be preferable to such an issuance pursuant to a rights offering.

Stockholders should also be aware that we have previously obtained stockholder approval to sell warrants, options or rights to subscribe to, convert or to purchase our voting securities if the issuance of such securities is approved by a majority of our Directors who have no financial interest in such issuance and a majority of our Independent Directors. In accordance with the 1940 Act, the price of such voting securities upon issuance may be less than NAV per share at that time. This authority does not have an expiration date. Shares of common stock sold at prices below then current NAV upon exercise or conversion of any warrants or other securities issued under any authority other than that sought under this Proposal II will not be treated as having been sold at less than NAV per share for purposes of the authority being requested under this Proposal II.

Selling common stock pursuant to the authority under Proposal II may be preferable to selling warrants, options, or rights to subscribe to, convert or purchase our common stock because warrants, options and rights may have very low prices in relation to the stock price and may not be exercised at the time of sale. Accordingly, their sale may result in low proceeds to us, which may not be an optimal method of raising capital for additional investments. Our Directors who have no financial interest in such issuance, including a majority of our Independent Directors, will assess our capital needs and choose whether to issue common stock pursuant to Proposal II or pursuant to warrants, options, or rights to subscribe to, convert or purchase our common stock.

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Examples of Dilutive Effect of the Issuance of Shares Below NAV Per Share

The following table illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in four different hypothetical offerings of different sizes and levels of discount from net asset value per share, although it is not possible to predict the level of market price decline that may occur in an actual offering. Actual sales prices and discounts may differ from the presentation below. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.

The examples assume hypothetically that the issuer has 48,710,000 common shares outstanding, $1,205,860,000 in total assets and $474,730,000 in total liabilities. The hypothetical NAV and NAV per share are thus $731,130,000 and $15.01. Using these hypothetical numbers, the chart below illustrates the dilutive effect on Stockholder A of (1) an offering of 2,435,500 shares of common stock (5% of the outstanding shares of common stock) at $14.26 per share after offering expenses and commission (a 5% discount from NAV), (2) an offering of 4,871,000 shares of common stock (10% of the outstanding shares of common stock) at $13.51 per share after offering expenses and commissions (a 10% discount from NAV), (3) an offering of 12,177,500 shares of common stock (25% of the outstanding shares of common stock) at $11.26 per share after offering expenses and commissions (a 25% discount from NAV), and (4) an offering of 12,177,500 shares of common stock (25% of the outstanding shares of common stock) at $0.00 per share after offering expenses and commissions (a 100% discount from NAV).

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		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount		Example 4 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$15.01		$14.22		$11.85		$-
Net Proceeds per Share to Issuer		$14.26		$13.51		$11.26		$-
Decrease to NAV
Total Shares Outstanding	48,710,000	51,145,500	5.00%	53,581,000	10.00%	60,887,500	25.00%	60,887,500	25.00%
NAV per Share	$15.01	$14.97	-0.24%	$14.87	-0.91%	$14.26	-5.00%	$12.01	-20.00%
Dilution to Stockholder
Shares Held by Stockholder A	487,100	487,100	—	487,100	—	487,100	—	487,100	—
Percentage Held by Stockholder A	1.0%	0.95%	-4.76%	0.91%	-9.09%	0.80%	-20.00%	0.80%	-20.00%
Total Asset Values
Total NAV Held by Stockholder A	$7,311,300	$7,293,892	-0.24%	$7,244,839	-0.91%	$6,945,746	-5.00%	$5,849,040	-20.00%
Total Investment by Stockholder A (Assumed to be $15.01 per Share)	$7,311,300	$7,311,300	—	$7,311,300	—	$7,311,300	—	$7,311,300	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)	—	$17,408		$66,461		$365,554		$1,462,260
Per Share Amounts
NAV per Share Held by Stockholder A		$14.97		$14.87		$14.26		$12.01
Investment per Share Held by Stockholder A (Assumed to be $15.01 per Share on Shares Held Prior to Sale)	$15.01	$15.01		$15.01		$15.01		$15.01
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$(0.04)		$(0.14)		$(0.75)		$(3.00)
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			-0.24%		-0.91%		-5.00%		-20.00%

Impact on Existing Stockholders Who Do Not Participate in the Offering

Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV. This decrease could be more pronounced as the size of the offering and level of discounts increase. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.

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Impact on Existing Stockholders Who Do Participate in the Offering

Our existing stockholders who participate in the offering or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV per share dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV per share dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV per share dilution on their existing shares but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in average NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who overparticipates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV per share dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.

Required Vote

Approval of this proposal may be obtained by the affirmative vote of (1) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting; and (2) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting that are not held by affiliated persons of the Company, which includes Directors, officers, employees, and 5% stockholders. For purposes of this proposal, the 1940 Act defines “a majority of the outstanding shares” as: (1) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of a company are present or represented by proxy; or (2) 50% of the outstanding voting securities of the company, whichever is less.

The Board of Directors recommends that you vote “FOR” the proposal to authorize the Company, with approval of its Board of Directors, to sell shares of its common stock at a price or prices below the Company’s then current net asset value per share in one or more offerings.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Directors, including a majority of the Independent Directors, of the Company have selected Ernst & Young (“E&Y”) as the independent registered public accounting firm for the Company. E&Y, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to the Audit Committee that it is an independent registered public accounting firm with respect to the Company. The Audit Committee has discussed with E&Y its independence with respect to the Company and certain matters required to be discussed by Statement on Auditing Standard No. 114, as amended (Codification of Statements on Auditing Standards, AU Section 380, as adopted by the Public Company Accounting Oversight Board in Rule 3200T). The Audit Committee has considered whether the provision of non-audit services by the Company’s independent registered public accounting firm is compatible with maintaining the independence of that registered public accounting firm. The Audit Committee also reviews and discusses the Company’s financial statements with Company management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Company’s Annual Report to Shareholders, the Audit Committee would be notified by Company management or the independent registered public accounting firm. The Audit Committee received no such notifications for the Company during its most recently completed fiscal year.

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Following the Audit Committee’s review and discussion of the Company’s independent registered public accounting firm, pursuant to authority delegated by the Board, the Audit Committee approved the Company’s audited financial statements for the Company’s most recently completed fiscal year for which audited financial statements are available be included in Company’s Annual Report to Shareholders.

Audit Fees.  Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements included in the Company’s annual report on Form 10-K and a review of financial statements included in the Company’s quarterly reports on Form 10-Q, or services that are normally provided by E&Y in connection with statutory and regulatory filings for the past two fiscal years. Audit fees incurred by the Company for its fiscal years ended December 31, 2014 and December 31, 2013 were $230,000 and $140,000, respectively, and audit fees incurred by SVCP for the same fiscal years were $230,000 and $135,000, respectively. Neither the Company nor SVCP incurred any fees for the audit of internal controls under Sarbanes-Oxley Section 404 in conjunction with the fiscal years ended December 31, 2014 or December 31, 2013.

Audit-Related Fees.  Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. The Company incurred audit-related fees with E&Y in the amount of $185,500 and $108,750 during the fiscal years ended December 31, 2014 and December 31, 2013, respectively. The services comprising such fees related to the filing of the Company’s registration statement on Form N-2. SVCP incurred audit-related fees with E&Y in the amount of $8,500 and $8,250, respectively, in the same periods.

Tax Fees.  Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance, and include services for E&Y’s provision of tax preparation services and the execution and filing of our tax returns. SVCP and the Company each has a tax year end of December 31. Tax fees incurred by SVCP were $23,400 and $21,400 in its tax years ended December 31, 2014 and December 31, 2013, respectively. Tax fees incurred by the Company were $31,150 and $28,375 in its tax years ended December 31, 2014 and December 31, 2013, respectively.

All Other Fees.  All other fees would include fees for products and services other than the services reported above. The Company incurred no such fees for the past two fiscal years.

The Audit Committee is required to approve all audit engagement fees and terms for the Company. The Audit Committee also is required to consider and act upon (i) the provision by the Company’s independent accountant of any non-audit services to the Company, and (ii) the provision by the Company’s independent accountant of non-audit services to the Company and any entity controlling, controlled by, or under common control with the Company that provide ongoing services to the Company (“Affiliated Service Providers”) to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the Commission.

The Audit Committee pre-approves all audit, review and attest engagements required under the securities laws and regulations provided by E&Y, the Company’s independent auditors. The Audit Committee also approves all non-audit services, including tax services, provided to the Company by E&Y and verifies, at the time of pre-approval, that such pre-approved non-audit services would not be prohibited services under securities regulations. The Audit Committee pre-approves all non-audit services provided by E&Y to the Company’s investment adviser and to affiliates of the investment adviser that provide ongoing services to the Company, but only if the non-audit services have a direct impact on the operations or financial reporting of the Company.

The Audit Committee of the Company consists of the following Board Members:

Eric J. Draut (Chair);
Franklin R. Johnson; and
Peter E. Schwab

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STOCKHOLDER COMMUNICATIONS

Stockholders who want to communicate with the Board or any individual Board Member should email investor.relations@tennenbaumcapital.com, send a fax to 310-566-1010 or write the Company to the attention of Investor Relations at 2951 28th Street, Suite 1000, Santa Monica, California 90405. The communication should indicate that you are a Company stockholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Company’s Governance and Compensation Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, stockholders with complaints or concerns regarding accounting matters may email investor.relations@tennenbaumcapital.com, send a fax to 310-566-1010 or address letters to Investor Relations at 2951 28th Street, Suite 1000, Santa Monica, California 90405. Stockholders who are uncomfortable submitting complaints to Investor Relations may address letters directly to the Chair of the Audit Committee of the Board at 2951 28th Street, Suite 1000, Santa Monica, California 90405. Such letters may be submitted on an anonymous basis.

STOCKHOLDER NOMINATIONS AND PROPOSALS FOR THE 2016 ANNUAL MEETING

Stockholders may present proper nominations of candidates for Director or other proposals for inclusion in the Company’s proxy statement and proxy card for consideration at the next annual meeting of stockholders by submitting such nominations or proposals in writing to the Secretary of the Company in a timely manner, calculated in the manner provided in Rule 14a-8(e) of the Exchange Act, applicable state law and the Certificate of Incorporation and Bylaws of the Company. The Company expects that the 2016 Annual Meeting of Stockholders will be held in May 2016, but the exact date, time and location of such meeting have yet to be determined.

Deadlines for Submitting Stockholder Proposals for Inclusion in the Company’s Proxy Statement and Proxy Card

To be considered timely under Rule 14a-8(e) of the Exchange Act for inclusion in the Company’s proxy statement and proxy card for a regularly scheduled annual meeting, a stockholder’s nomination of a candidate for Director or other proposal must be received at the Company’s principal executive offices not less than 120 calendar days before the anniversary of the date the Company’s proxy statement was released to stockholders for the previous year’s annual meeting. Accordingly, a stockholder’s nomination of a candidate for Director or other proposal must be received no later than December , 2015 in order to be included in the Company’s proxy statement and proxy card for the 2016 Annual Meeting.

Deadlines for Submitting Notice of Stockholder Proposals for Consideration at the Company’s Annual Meeting

The deadline for submitting notice of a stockholder’s nomination of a candidate for Director or other proposal for consideration at the 2016 Annual Meeting, under the Company’s current Bylaws, is not earlier than the 150th day prior to the first anniversary of the date of the preceding year’s annual meeting nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is not within twenty-five days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs. Accordingly, a stockholder’s nomination of a candidate for Director or other proposal must be received no earlier than December 22, 2015 and no later than 5:00 p.m., Eastern Time, on January 21, 2016 in order to be considered at the 2016 Annual Meeting. In order to be considered timely, such notice will be delivered to the Secretary at the principal executive office of the Company and will set forth all information required under Sections 4 and 5, as applicable, of Article II of the Company’s current Bylaws.

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FINANCIAL STATEMENTS AVAILABLE

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 containing audited financial statements accompanies this proxy statement.

Along with this proxy statement, the Company will provide to each stockholder a copy (without exhibits, unless otherwise requested) of its Annual Report on Form 10-K required to be filed with the Commission for the year ended December 31, 2014. Copies of these documents may also be accessed electronically by means of the Commission’s home page on the internet at http://www.sec.gov.

INCORPORATION BY REFERENCE

We hereby incorporate by reference our disclosure from the following sections on Form 10-K: (i) “Management’s Discussion and Analysis of Financial Condition and Results of Operations;” (ii) “Quantitative and Qualitative Disclosures about Market Risk;” and (iii) “Financial Statements and Supplementary Data.” Other than the foregoing information and our financial statements incorporated by reference above, no portion of our Form 10-K is part of these proxy solicitation materials.

PRIVACY PRINCIPLES OF THE COMPANY

The Company is committed to maintaining the privacy of stockholders and to safeguarding our nonpublic personal information. The following information is provided to help you understand what personal information the Company collects, how the Company protects that information and why, in certain cases, the Company may share information with select other parties.

Generally, the Company does not receive any nonpublic personal information relating to their stockholders, although certain nonpublic personal information of stockholders may become available to the Company. The Company does not disclose any nonpublic personal information about their stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

The Company restricts access to nonpublic personal information about its stockholders to its investment advisor’s employees with a legitimate business need for the information. The Company maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of its stockholders.

HOUSEHOLDING OF PROXY MATERIALS

The Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year a number of brokers with account holders who are the Company’s stockholders will be “householding” its proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. We will promptly deliver a separate copy of these documents to you upon written or oral request to our Global Investor Relations team at Tennenbaum Capital Partners, LLC, 2951 28th Street, Suite 1000, Santa Monica, California 90405 or investor.relations@tennenbaumcapital.com or 310-566-1003. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement and annual report at their addresses and would like to request “householding” of their communications should contact their brokers.

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OTHER MATTERS

We expect that a representative of E&Y will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to respond to appropriate questions.

The Board is not aware of any other matters to be presented at the Annual Meeting. Should any other matter requiring a vote of stockholders arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such matters.

You are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope.

By Order of the Board,

Howard M. Levkowitz
Director and Chief Executive Officer

March           , 2015

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Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945

Vote by Internet, Telephone or Mail
24 Hours a Day, 7 Days a Week
Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
:	INTERNET/MOBILE – www.proxypush.com/tcpc
Use the Internet to vote your proxy until 11:59 p.m. (CT) on May 19, 2015.
(	PHONE – 1-866-883-3382
Use a touch-tone telephone to vote your proxy until 11:59 p.m. (CT) on May 19, 2015.
*	MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.
If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

  Please detach here

The Board of Directors Recommends a Vote FOR Items 1 through 2.

1.	Election of directors:	01 Eric J. Draut	04 Howard M. Levkowitz	☐	Vote FOR	☐	Vote WITHHELD
		02 Franklin R. Johnson	05 Rajneesh Vig		all nominees		from all nominees
		03 Peter E. Schwab			(except as marked)

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	To authorize the Company, with approval of its Board of Directors, to sell shares of the Company‘s common stock (during the next 12 months) at a price or prices below its then current net asset value per share in one or more offerings, subject to certain limitations set forth in the proxy statement (including, without limitation, that the number of shares sold on any given date does not exceed 25% of the Company’s then outstanding common stock immediately prior to such sale).	☐ For ☐ Against ☐ Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.

Address Change? Mark box, sign, and indicate changes below: ☐	Date

Signature(s) in Box
Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

TCP CAPITAL CORP.

ANNUAL MEETING OF STOCKHOLDERS

Wednesday, May 20, 2015

9:00 a.m., Pacific Time

Double Tree Suites

1707 Fourth Street

Santa Monica, California 90401-3310

TCP Capital Corp. 2951 28th Street, Suite 1000 Santa Monica, California 90405	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on Wednesday, May 20, 2015.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted “FOR” Items 1 through 2.

By signing the proxy, you revoke all prior proxies and appoint Howard M. Levkowitz and Rajneesh Vig, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

See reverse for voting instructions.